SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------

                Date of Report
                (Date of earliest
                event reported):      September 22, 2000


                      BANDO McGLOCKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Wisconsin                     0-22663                     39-1364345
 --------------------         ---------------------         --------------------
   (State or other               (Commission File               (IRS Employer
   jurisdiction of                   Number)                 Identification No.)
    incorporation)

                              W239 N1700 Busse Road
                               Waukesha, WI 53188
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 523-4300
                         ------------------------------
                         (Registrant's telephone number)


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

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) On September 22, 2000, the registrant notified BDO Seidman, LLP that it will be dismissed as the registrant's independent accountant, effective immediately.

          The reports of BDO Seidman, LLP on the financial statements of registrant for either of the past two fiscal years did not contain any adverse opinion or any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          The dismissal of BDO Seidman, LLP was approved by the registrant's audit committee of its Board of Directors and its Board of Directors.

          In connection with its audits for the two most recent fiscal years, and through September 22, 2000, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with this report on the financial statements for such years.

          There are no events required to be reported under Item 304(a)(1)(v) of Regulation S-K.

          (b) On September 22, 2000, the independent accounting firm of Virchow, Krause & Company, LLP was engaged by registrant to audit its financial statements for the fiscal year ending December 31, 2000.

          There are no items to report pursuant to Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   None.

          (b)   None.

          (c)   Letter from BDO Seidman, LLP, dated September 25, 2000.


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

          Pursuant to the requirements of the Securities Exchange Act of 1934, Bando McGlocklin Capital Corporation has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  September 25, 2000

                                        Bando McGlocklin Capital Corporation


                                        By: /s/ Susan J. Hauke
                                           -----------------------------------
                                            Susan J. Hauke,
                                            Vice President Finance


                               Page 3 of 4 pages

                                  EXHIBIT INDEX


     Exhibit Number                Exhibit Description
     --------------                -------------------

          7(c)           Letter from BDO Seidman, LLP, dated September 25, 2000.



                               Page 4 of 4 pages